Vanguard Precious Metals and Mining Fund

Supplement to the Prospectus and Summary Prospectus Dated May 25, 2018

Change in Investment Advisory Arrangements

The board of trustees (the “Board”) of Vanguard Precious Metals and Mining Fund (the “Fund”) has approved a restructuring of the Fund’s investment advisory arrangement, removing M&G Investment Management Limited (“M&G”) as the Fund’s investment advisor and adding Wellington Management Company LLP as the new investment advisor to the Fund. All references to M&G and Jamie J. Horvat in the Prospectus and Summary Prospectus and all other details and descriptions regarding M&G’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

The change in the Fund’s investment advisory arrangement is expected to increase the Fund’s expense ratio from 0.36% to 0.37%. The Fund’s investment objective is not expected to change.

Change in Strategy, Name, and Benchmark

In addition to the change in the Fund’s investment advisory arrangement, the Board has approved changes to the investment strategy, name, and benchmark of the Fund as part of a restructuring intended to broaden and diversify the Fund’s mandate. Under the new strategy, the Fund will no longer invest, under normal circumstances, at least 80% of its assets in stocks of foreign and U.S. companies principally engaged in the exploration, mining, development, fabrication, processing, marketing, or distribution of (or other activities related to) metals or minerals. The Fund will invest globally across a range of sectors and market capitalizations and will continue to maintain meaningful exposure to the precious metals and mining industry. The Fund will be renamed Vanguard Global Capital Cycles Fund and its benchmark will change to a custom index that is appropriate for the new strategy. The name, investment strategy, and benchmark changes for the Fund are expected to become effective in late

September 2018. The Fund’s registration statement will be updated at that time to reflect these changes.

The following changes are effective immediately.

Prospectus and Summary Prospectus Text Changes

The following replaces a similar table under “Fees and Expenses”:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.34%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.37%

1 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

The following replaces a similar table under “Example”:

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

The following is added under the heading “Investment Advisor”:

Wellington Management Company LLP (Wellington Management)

Portfolio Manager

Keith E. White, Senior Managing Director and Equity Portfolio Manager of Wellington. He has managed the Fund since 2018.

Prospectus Changes

In the More on the Fund section, the text in “Plain Talk About Fund Expenses” is restated as follows:

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Precious Metals and Mining Fund’s expense ratio would be 0.37%, or $3.70 per $1,000 of average net assets. The average expense ratio for precious metals equity funds in 2017 was 1.38%, or $13.80 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

In the More on the Fund section, under “Security Selection,” the following replaces similar language:

Security Selection

The investment strategy of the Fund is designed to provide returns that are broadly representative of the precious metals and mining sector. To achieve this, the Fund focuses on stocks of foreign and domestic companies principally engaged in the exploration, mining, development, fabrication, processing, marketing, or distribution of (or other activities related to) gold, silver, platinum, diamonds, or other precious and rare metals or minerals. The Fund also will invest in stocks of foreign and domestic companies principally engaged in activities related to nickel, copper, zinc, or other base and common metals or minerals. Up to 20% of the Fund’s assets may be invested directly in gold, silver, and other precious metal bullion and coins. Bullion and coins for the Fund will only be bought from and sold to banks (both U.S. and foreign) and dealers who are members—or affiliated with members—of a regulated U.S. commodities exchange. Gold, silver, or other precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be bought for their monetary value and will not be considered for the Fund if they cannot be bought and sold in an active market. Any bullion or coins bought by the Fund will be delivered to and stored with a qualified custodian bank. Keep in mind that bullion and coins do not generate income—they offer only the potential for capital appreciation or depreciation and may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of stocks.

In selecting stocks for the Fund, Wellington Management Company LLP (Wellington Management), advisor to the Fund, emphasizes quality companies with attractive reserve positions and sound operations. The advisor considers, among other things, the ability of a company to mine or, in a cost-effective way, to find and establish new reserves and to increase production relative to competitors. The advisor also seeks to maintain geographic diversity in the Fund.

The advisor determines that a security is generally appropriate for the Fund if at least 50% of the issuer’s assets, revenues, or net income is related to, or derived from, the metals or minerals industries. A security will be sold when the advisor believes that an alternative investment provides more attractive risk/ return characteristics or that a sale is otherwise appropriate.

The following replaces similar language in the Investment Advisor section:

Wellington Management Company LLP (Wellington Management), 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of a relevant benchmark index over a specified time period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended July 31, 2018, which will be available after that date.

In the same section, the following replaces similar language:

The manager primarily responsible for the day-to-day management of the Fund is:

Keith E. White, Senior Managing Director and Equity Portfolio Manager of Wellington. He has worked in investment management with Wellington since 2007 and has managed the Fund since 2018. Education: B.S., James Madison University; M.B.A., the Tuck School of Business at Dartmouth.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 53 072018

Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 25, 2018

Change in Investment Advisory Arrangements

The board of trustees (the “Board”) of Vanguard Precious Metals and Mining Fund (the “Fund”) has approved a restructuring of the Fund’s investment advisory arrangement, removing M&G Investment Management Limited (“M&G”) as the Fund’s investment advisor and adding Wellington Management Company LLP as the new investment advisor to the Fund. All references to M&G and Jamie J. Horvat in the Statement of Additional Information (“SAI”) and all other details and descriptions regarding M&G’s management of certain assets of the Fund in the SAI are deleted in their entirety.

The change in the Fund’s investment advisory arrangement is expected to increase the Fund’s expense ratio from 0.36% to 0.37%. The Fund’s investment objective is not expected to change.

Change in Strategy, Name, and Benchmark

In addition to the change in the Fund’s investment advisory arrangement, the Board has approved changes to the investment strategy, name, and benchmark of the Fund as part of a restructuring intended to broaden and diversify the Fund’s mandate. Under the new strategy, the Fund will no longer invest, under normal circumstances, at least 80% of its assets in foreign and U.S. companies principally engaged in the exploration, mining, development, fabrication, processing, marketing, or distribution of (or other activities related to) metals or minerals.. The Fund will invest globally across a range of sectors and market capitalizations and will continue to maintain meaningful exposure to the precious metals and mining industry. The Fund will be renamed the Vanguard Global Capital Cycles Fund and its benchmark will change to a custom index that is appropriate for the new strategy. The name, investment strategy, and benchmark changes for the Fund are expected to become effective in late September 2018. The Fund’s registration statement will be updated at that time to reflect these changes.

Statement of Additional Information Text Changes

In the “Investment Advisory and Other Services” section, the following replaces similar introductory text on page B-42:

The Trust currently uses two investment advisors:

Wellington Management Company LLP (Wellington Management) provides investment advisory services to Vanguard Dividend Growth Fund, Vanguard Health Care Fund, and Vanguard Precious Metals and Mining Fund, and for a portion of Vanguard Energy Fund.

Vanguard provides investment advisory services to Vanguard Dividend Appreciation Index Fund and Vanguard Real Estate Index Fund and for a portion of Vanguard Energy Fund.

M&G Investment Management Limited provided investment advisory services to Vanguard Precious Metals and Mining Fund through July 27, 2018.

The following replaces the section “III. Vanguard Precious Metals and Mining Fund”, which begins on page B-46:

The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of a relevant benchmark index over a specified time period.

Prior to the appointment of Wellington as the advisor to Vanguard Precious Metals and Mining Fund, and during the fiscal years ended January 31, 2016, 2017, and 2018, the Fund incurred advisory fees of approximately $2,768,000 (before a performance-based decrease of $444,000), $3,372,000 (before a performance-based increase of $1,394,000), and $3,504,000 (before a performance-based decrease of $63,000), respectively. M&G Investment Management Limited served as the fund’s investment advisor through July 27, 2018, and was paid a base fee, plus or minus a performance adjustment. The base fee, which was paid quarterly, was a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee had breakpoints, which means that the percentage declined as assets went up. The performance adjustment, also paid quarterly, was based on the cumulative total return of the fund relative to that of the S&P Global Custom Metals and Mining Index over the preceding 36-month period.

1. Other Accounts Managed

Keith E. White manages Vanguard Precious Metals and Mining Fund; as of June 30, 2018, the Fund held assets of $2.3 billion.

As of June 30, 2018, Mr. White also managed 1 other registered investment company with total assets of $152.4 million (advisory fees not based on account performance) and 5 other pooled investment vehicles with total assets of $518.8 million (advisory fees based on account performance for all 5 of these accounts).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Wellington Management Portfolio (Portfolio Managers) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund.

The Portfolio Managers make investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, and tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio, and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the Fund. A Portfolio Manager or other investment professional at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or may make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Mr. White also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio. The following information relates to the fiscal year ended June 30, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to- day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by the Portfolio Manager. The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. White is a Partner.

4. Ownership of Securities

As of June 30, 2018, Mr. White did not own any shares of Vanguard Precious Metals and Mining Fund.

Also in the “Investment Advisory and Other Services” section, the following replaces similar introductory language on page B-49:

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with Wellington Management (for Vanguard Dividend Growth Fund, Vanguard Health Care Fund, and Vanguard Energy Fund) are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty, at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor, or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The initial investment advisory agreement with Wellington Management for Vanguard Precious Metals and Mining Fund is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 53A 072018